UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

477 S. Rosemary Ave.  Ste. 219

West Palm Beach, Florida 33401

  (Address of Principal Executive Office) (Zip Code)

(561) 465-0030

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2019, the Board of Directors (the "Board") of Forward Industries, Inc. (the "Company") approved annual director compensation for the Company's three non-employee directors (Sangita Shah, Howard Morgan and James Ziglar).  The new compensation plan provides for a total of $100,000 of compensation which is comprised of: (i) $60,000 of cash compensation and (ii) $40,000 of stock options based on the Black-Scholes value at time of grant (50,007 options per director) vesting on February 5, 2020, subject to continued service as a director on the vesting date.  Additionally, the Board granted 70,230 fully-vested five-year stock options exercisable at $1.54 to each of Sangita Shah and Howard Morgan for their service as directors in 2018.   All of the stock options granted are exercisable at $1.54 per share.

Item 5.07 Submission of Matters to a Vote of Security Holders.

                On February 5, 2019, the Company held its 2019 annual shareholders' meeting and the results of each of the proposals are listed below.

Proposal	For	Against	Withheld	Abstain	Broker Non-Vote
(1) To elect the following as directors:
Terence Wise	4,169,768	Not applicable	73,427	Not applicable	4,000,056
Sangita Shah	4,169,853	Not applicable	73,342	Not applicable	4,000,056
Howard Morgan	4,171,750	Not applicable	71,445	Not applicable	4,000,056
James Ziglar	3,769,191	Not applicable	474,004	Not applicable	4,000,056
(2) To ratify and approve the increase in the number of shares that may be issued pursuant to Full Value Awards under the 2011 Long Term Incentive Plan from 400,000 to 800,000 shares.	4,124,220	114,271	Not applicable	4,704	4,000,056
(3) To ratify the appointment of our independent registered public accounting firm for fiscal 2019.	7,926,511	308,090	Not applicable	8,650	Not applicable

There were 9,533,851 shares outstanding on the record date of the meeting and a total of 8,243,251 shares were voted. Proposal 1 required a plurality vote and Proposals 2 and 3 required an affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Therefore, all of the proposals were approved.  Immediately following the annual meeting, the Board was comprised of all of the nominees listed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: February 11, 2019	By:	/s/ Michael Matte
Name: Michael Matte
Title: Chief Financial Officer